SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 16, 1998

RESIDENTIAL ASSET SECURITIES CORPORATION (as company under a Pooling and Servicing Agreement, dated as of March 1, 1996, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-KS1)


                      Residential Asset Securities Corporation
            (Exact name of registrant as specified in its charter)

      DELAWARE             33-56893      51-0362653
(State or Other Jurisdiction     (Commission  (I.R.S. Employer
of Incorporation)   File Number)  Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota          55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Amendment No. 1, dated June 19, 1996; Amendment No. 2, dated June 20, 1997; Amendment No. 3, dated December 19, 1997; Amendment No. 4, dated February 20, 1998; Amendment No. 5, dated as of July 16, 1998; each to the Pooling and Servicing Agreement, dated as of March 1, 1996, among Residential Asset Securities Corporation as depositor, Residential Funding Corporation as master servicer and The First National Bank of Chicago as trustee.


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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL ASSET SECURITIES
                                    CORPORATION


                                     By:
                             Name: Timothy A. Kruse
                              Title: Vice President


Dated: July 31, 1998


























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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL ASSET SECURITIES
                            CORPORATION


                             By:
                             Name: Timothy A. Kruse
                             Title: Vice President


Dated: July 31, 1998


[TPW: NY01:670112.1] 16069-00342  07/31/98 02:25PM

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL ASSET SECURITIES
                                     CORPORATION


                             By:    /s/ Timothy A. Kruse
                             Name: Timothy A. Kruse
                             Title: Vice President


Dated: July 31, 1998


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                                   EXHIBITS




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